EXHIBIT 23.2


          [MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C. LETTERHEAD]


                   CONSENT OF INDEPENDENT AUDITORS'



We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated January 31, 2002, relating to the financial statements of Fenton Graham Marketing, Inc. We also consent to the reference to our firm under the caption `Experts' in the Prospectus.



                              MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C.
                              Certified Public Accountants

New York, New York
July 24, 2002

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